UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   November 22, 2004


                         STREICHER MOBILE FUELING, INC.
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             (Exact name of registrant as specified in its charter)


           FLORIDA                    000-21825                65-0707824
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(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)        Identification Number)


800 W. Cypress Creek Rd., Suite 580   Fort Lauderdale, Florida        33309
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       (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (954) 308-4200
                                                    ----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

      On November 22, 2004, Streicher Mobile Fueling, Inc. (the "Company") agreed to extend the Warrant exercise period for its Redeemable Common Share Purchase Warrants from December 11, 2004 to December 11, 2005. The 1,150,000 Shareholder Warrants were issued in the Company's initial public offering in December 1996. Also in connection with the offering, the Company granted to the underwriter for the offering an option to purchase 100,000 shares of common stock and 100,000 underwriter's warrants (the "Underwriter's Option"). The extension of the exercise period for the Shareholder Warrants also extends the exercise period for the Underwriter's Option.

      Each Shareholder Warrant entitles the holder to purchase one share of Streicher common stock at an exercise price of $6.90. Pursuant to the Underwriter's Option, the underwriter may purchase the shares of common stock at $9.30 per share and purchase the warrants at $0.19375 per warrant. The underwriter's warrants are exercisable to purchase shares of common stock at $9.30 per share. The Company previously filed a registration statement on Form S-3 that was declared effective by the Securities and Exchange Commission on August 20, 1999. The Form S-3 registered the subsequent resale of the shares of common stock underlying the Shareholder Warrants and the Underwriter's Option.

      Under certain circumstances, the Company may redeem the Shareholder Warrants for $0.01 per Warrant at any time prior to the expiration date if the average closing bid price of the Company's common stock equals or exceeds $10.50 per share for twenty consecutive trading days.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

      Exhibit No.

         99.1  Press Release dated November 22, 2004.


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


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2004                   STREICHER MOBILE FUELING, INC.



                                          By: /s/ RICHARD E. GATHRIGHT
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                                             Richard E. Gathright, President



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